DELAWARE VIP® TRUST
Delaware VIP Equity Income
Delaware VIP Special Situations
(each a “Series”)

Supplement to the Series’ Summary and Statutory Prospectuses and
Statement of Additional Information dated April 29, 2022

On November 10, 2022, the Board of Trustees of Delaware VIP Trust approved the reorganization (Reorganization) of each Series into and with a substantially similar fund and class of another Delaware Fund as shown in the table below (each, a “Reorganization” and together, the “Reorganizations”):

Acquired Series/Class	Acquiring Series/Class
Delaware VIP Equity Income Series, a series of Delaware VIP Trust	Delaware VIP Growth and Income Series, a series of Delaware VIP Trust
Standard Class	Standard Class
Delaware VIP Special Situations Series, a series of Delaware VIP Trust	Delaware VIP Small Cap Value Series, a series of Delaware VIP Trust
Standard Class	Standard Class

It is anticipated that the Acquired Series’ shareholders will receive a prospectus/information statement in January 2023 providing them with information about the Reorganizations and the Acquiring Series. The Reorganizations are expected to take place on or about April 21, 2023 (Reorganization Date).

Effective as of the close of business one day before the Reorganization Date, the Acquired Series will close to new investors and existing shareholders.

Prior to the closing of each Reorganization, each Acquired Series will distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Series.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated November 10, 2022.